UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER ITEMS

Flagstone Reinsurance Holdings Limited (the “Company”) holds a controlling interest in Island Heritage Holdings Company, whose primary business is insurance.  The Company is currently organized into two business segments: Reinsurance and Insurance. To better align the Company's operating and reporting structure with the current strategy, as a result of the strategic significance of the insurance business to the Company, and given the relative size of revenues generated by the insurance business, the Company modified its internal reporting process and the manner in which the business is managed and, as a result, the Company revised its segment structure, effective January 1, 2008. As a result of this process, the Company is now reporting its results to the chief operating decision maker based on two reporting segments: Reinsurance and Insurance. Through its Reinsurance segment, the Company writes primarily property, property catastrophe and short-tail specialty and casualty reinsurance. Through its Insurance segment, the Company writes property insurance for homes, condominiums and office buildings in the Caribbean region. Management views the operations and management of the Company as two separate reporting segments. The Company regularly reviews its financial results and assesses performance on the basis of these two reporting segments. The information in this Current Report on Form 8-K does not in any way restate or revise the Company’s consolidated statement of operations, consolidated statement of comprehensive income, consolidated statement of cash flows, consolidated statement of shareholders’ equity or consolidated balance sheet for the year ended December 31, 2007.

Reference is made to Exhibits 99.1 through 99.5 to this Current Report on Form 8-K, filed herewith and incorporated herein by reference, that revise “Item 1. Business,” “Item 1A. Risk Factors,”  “Item 2. Properties,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, in each case only to reflect the segment changes as described above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche

99.1	Part I. Item 1. Business included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.
99.2
Part I. Item 1A. Risk Factors included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.3
Part I. Item 2. Properties included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.4
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.5
Part III. Item 8. Financial Statements and Supplementary Data included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: December 19, 2008	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche

99.1	Part I. Item 1. Business included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.
99.2
Part I. Item 1A. Risk Factors included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.3
Part I. Item 2. Properties included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.4
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.

99.5
Part III. Item 8. Financial Statements and Supplementary Data included in Flagstone Reinsurance Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, revised to reflect a change in segment reporting.